Report of Independent Registered
       Public Accounting Firm

To the Shareholders and
Board of Trustees of Driehaus Active
Income Fund

In planning and performing our audit
of   the  financial  statements   of
Driehaus Active Income Fund the Fund
as   of   September  30,  2009,   in
accordance with the standards of the
Public  Company Accounting Oversight
Board  United States, we  considered
the   Funds  internal  control  over
financial    reporting,    including
controls      over      safeguarding
securities, as a basis for designing
our   auditing  procedures  for  the
purpose of expressing our opinion on
the  financial  statements  and   to
comply with the requirements of Form
N-SAR,  but  not for the purpose  of
expressing   an   opinion   on   the
effectiveness of the Funds  internal
control  over  financial  reporting.
Accordingly,  we  express  no   such
opinion.

The   management  of  the  Fund   is
responsible  for  establishing   and
maintaining    effective    internal
control over financial reporting. In
fulfilling    this   responsibility,
estimates    and    judgments     by
management  are required  to  assess
the  expected benefits  and  related
costs   of   controls.  A   companys
internal   control  over   financial
reporting  is a process designed  to
provide     reasonable     assurance
regarding    the   reliability    of
financial    reporting    and    the
preparation of financial  statements
for  external purposes in accordance
with  generally accepted  accounting
principles.   A  companys   internal
control   over  financial  reporting
includes    those    policies    and
procedures  that 1  pertain  to  the
maintenance  of  records  that,   in
reasonable  detail,  accurately  and
fairly reflect the transactions  and
dispositions  of the assets  of  the
company    2    provide   reasonable
assurance   that  transactions   are
recorded  as  necessary  to   permit
preparation of financial  statements
in    accordance   with    generally
accepted accounting principles,  and
that  receipts  and expenditures  of
the  company are being made only  in
accordance  with  authorizations  of
management  and  directors  of   the
company  and  3  provide  reasonable
assurance  regarding  prevention  or
timely   detection  of  unauthorized
acquisition, use or disposition of a
companys  assets that could  have  a
material  effect  on  the  financial
statements.

Because of its inherent limitations,
internal   control  over   financial
reporting may not prevent or  detect
misstatements. Also, projections  of
any  evaluation of effectiveness  to
future  periods are subject  to  the
risk   that   controls  may   become
inadequate  because  of  changes  in
conditions,  or that the  degree  of
compliance  with  the  policies   or
procedures may deteriorate.

A  deficiency  in  internal  control
over financial reporting exists when
the design or operation of a control
does   not   allow   management   or
employees, in the normal  course  of
performing their assigned functions,
to  prevent  or detect misstatements
on   a   timely  basis.  A  material
weakness   is   a   deficiency,   or
combination   of  deficiencies,   in
internal   control  over   financial
reporting,  such  that  there  is  a
reasonable   possibility   that    a
material   misstatement    of    the
companys annual or interim financial
statements will not be prevented  or
detected on a timely basis.

Our   consideration  of  the   Funds
internal   control  over   financial
reporting   was  for   the   limited
purpose   described  in  the   first
paragraph  and would not necessarily
disclose    all   deficiencies    in
internal   control  that  might   be
material  weaknesses under standards
established  by  the Public  Company
Accounting  Oversight  Board  United
States.

However, we noted no deficiencies in
the   Funds  internal  control  over
financial    reporting    and    its
operation,  including controls  over
safeguarding  securities,  that   we
consider  to be a material  weakness
as defined above as of September 30,
2009.

This  report is intended solely  for
the    information   and   use    of
management and the Board of Trustees
of  Driehaus Active income Fund  and
the    Securities    and    Exchange
Commission and is not intended to be
and  should  not be used  by  anyone
other than these specified parties.



Ernst & Young LLP

Chicago, Illinois
November 27, 2009